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                                                                    Exhibit 23.2


                          Independent Auditors' Consent

We consent to the incorporation by reference in the Registration Statement No. 333-01475 of CTI Group (Holdings) Inc. on Form S-8 of our report dated February 9, 2001 appearing in this Annual Report on Form 10-KSB of CTI Group (Holdings) Inc. for the year ended December 31, 2000.


/s/ BKD, LLP
Indianapolis, Indiana
April 30, 2002